Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2025
Identifiable Intangible Assets
NOTE 6—Identifiable intangible assets:
Identifiable intangible assets consisted of the following:

	Gross carrying amount net of impairment		Accumulated amortization		Net carrying amount
	December 31,
	2025	2024	2025	2024	2025	2024
	(U.S. $ in millions)
Product rights	$16,308	$15,915	$12,990	$11,998	$3,318	$3,917
Trade names	597	568	340	300	257	268
In-process research and development (IPR&D)	206	233	—	—	206	233

Total	$17,111	$16,716	$13,330	$12,298	$3,781	$4,418

Product rights and trade names
Product rights and trade names are assets presented at amortized cost. Product rights and trade names represent a portfolio of pharmaceutical products from various categories with a weighted average life of approximately seven
years
. Amortization of intangible assets was $
581
 million, $
588
 million and $
616
 million in the years ended December 31, 2025, 2024 and 2023, respectively.
As of December 31, 2025, the estimated aggregate amortization of intangible assets for the years 2026 to 2030 is as follows: 2026—$484 million; 2027—$497 million; 2028—$446 million; 2029—$397 million and 2030—$390 million. These estimates do not include the impact of IPR&D that is expected to be successfully completed and reclassified to product rights.
IPR&D
Teva’s IPR&D are assets that have not yet been approved in major markets. IPR&D carries intrinsic risks that the asset might not succeed in advanced phases and may be impaired in future periods.
Intangible assets impairment
Impairments of identifiable intangible assets
were $259 million, $251 million and $350 million in the years ended December 31, 2025, 2024 and 2023, respectively. These amounts are recorded in the statement of income (loss) under intangible assets impairments.
Impairments in 2025 consisted of:

(a)
Identifiable product rights of $242 million due to: (i) $155 million mainly related to updated market assumptions regarding price and volume of products in Europe and in the U.S., and (ii) $87 million mainly related to a change in Teva’s commercial plan regarding certain products as part of its optimization efforts mainly in the U.S.; and

(b)
IPR&D assets of $18 million, mainly related to generic pipeline products resulting from development progress and changes in other key valuation indications (e.g., market size, competition assumptions, legal landscape and launch date).

Impairments in 2024 consisted of:

(a)	Identifiable product rights of $194 million, mainly due to updated market assumptions regarding price and volume of products mainly in the U.S.; and

(b)
IPR&D assets of $57 million, mainly related to generic pipeline products resulting from development progress and changes in other key valuation indications (e.g., market size, competition assumptions, legal landscape and launch date).

Impairments in 2023 consisted of:

(a)
Identifiable product rights of $260 million due to: (i) $148 million related to updated market assumptions regarding price and volume of products; and (ii) $112 million in Japan, mainly related to regulatory pricing reductions; and

(b)
IPR&D assets of $90 million, mainly related to generic pipeline products resulting from development progress and changes in other key valuation indications (e.g., market size, competition assumptions, legal landscape and launch date).

The fair value measurement of the impaired intangible assets in 2025 is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. The discount rate applied ranged from 8.25% to 9.25%. A probability of success factor of 90% was used in the fair value calculation to reflect inherent regulatory and commercial risk of IPR&D.